                                                                    Exhibit 99.3

                              CONDITIONAL AGREEMENT

                       TO PURCHASE AND SELL REAL PROPERTY

            This Conditional Agreement to Purchase and Sell Real Property (the "Conditional Agreement") is made, entered into, and effective as of August 15, 2005 by and among Casa Munras Hotel Limited Partners, L.P., a California limited partnership (the "Partnership"), Casa Munras GP, LLC, a California limited liability company (the "General Partner"), and John F. Rothman and Maxine Young (together, the "Managing Members") on the one hand and Lotus Hospitality, Inc., a California corporation ("Lotus") on the other hand. The Partnership, the General Partner, the Managing Members and Lotus will be collectively referred to herein as the "Parties" and any one of them may be referred to as a "Party."

                                    RECITALS

      WHEREAS, the Partnership owns and operates the Casa Munras Garden Hotel located at 700 Casa Munras Avenue, Monterey, California 93940 ( the "Hotel"); and

      WHEREAS, the Partnership, the General Partner and the Managing Members have entered into that certain Purchase Agreement dated August 11, 2005 (the "Larkspur Agreement") with Casa Munras Hotel LLC, a Delaware limited liability company ("Buyer"), an affiliate of Larkspur Hotels LLC and Larkspur Hospitality Development and Management Company, LLC, for the sale of the Hotel to the Buyer; and

      WHEREAS, Lotus desires to submit a "back-up offer" to purchase the Hotel on substantially the same terms and conditions set forth in the Larkspur Agreement with the Buyer; and

      WHEREAS, the Partnership and Lotus agree that, in the event that the Larkspur Agreement is terminated by the Buyer for any reason, the Partnership and Lotus will automatically be deemed to have an effective and enforceable real estate purchase and sales agreement for Lotus to purchase the Hotel on substantially the same terms set forth in the Larkspur Agreement with Buyer as if Lotus were the Buyer;

            NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained herein, the Parties hereto hereby agree as follows:

                                    AGREEMENT

      1. Conditional Purchase and Sales Agreement. The Partnership and Lotus agree that, in the event that the Larkspur Agreement with Buyer, a copy of which is attached hereto, is terminated for any reason, prior to the expiration or termination of this Conditional Agreement, the Partnership and Lotus will automatically be deemed to have an effective and enforceable real estate purchase and sales agreement for Lotus to purchase the Hotel on the terms set forth in the Larkspur Agreement with the Buyer as if Lotus were the Buyer (such agreement, should it become effective with Lotus, and as amended by the Conditional Agreement, is referred to herein as the "Lotus Agreement"), except that (i) Lotus will be entitled to conduct due diligence, as contemplated by
Section 5, contemporaneously with Larkspur and the "Due Diligence Period" with respect to the Lotus Agreement (as defined in Section 5B), shall be deemed to commence on the Effective Date of the Larkspur Agreement (and not as of the date the Lotus Agreement shall become unconditional), and run contemporaneously with, and subject to the conditions set forth with respect to, the Due Diligence Period of the Larkspur Agreement; (ii) the time period within which Lotus must deliver to the Partnership the written "Approval Notice," as defined in Section 5D, will expire on the fifth day after the expiration of the Due Diligence Period of the Larkspur Agreement; (iii) the reference to the ninetieth (90th) day in Section 3C of the Larkspur Agreement shall be revised to read the sixtieth (60th) day; and (iv) the introductory phrase of Section 12H(2) of the Larkspur Agreement entitled "Entire Agreement" will be revised to read "This Agreement and that certain Conditional Agreement to Purchase and Sell Real Property dated August 15, 2005 between Buyer and Seller contain the entire agreement between the parties . . . ." In the event that the Larkspur Agreement is terminated for any reason prior to the expiration or termination of this Agreement, the Partnership will give Lotus prompt notice of such event and that the Lotus Agreement will be deemed unconditional and effective and Lotus will assume the position of the Buyer under the Larkspur Agreement as if Lotus were the Buyer thereunder.

      2. Conforming Changes. The Parties hereto agree that, if and to the extent necessary to give meaning to the provisions from the Larkspur Agreement and this Conditional Agreement, such changes will be deemed to have been made to the Larkspur Agreement as shall place the Partnership, the General Partner and the Managing Members in the same position it and they would have been in, and Lotus and its affiliates in the same position Buyer and its affiliates would have been in, in terms of rights, title, interest, obligations and liabilities, had the sale of the Hotel to the Buyer been concluded under the terms of the Larkspur Agreement.

      3. Termination. This Conditional Agreement will terminate without further action by the Partnership or Lotus upon the earliest to occur of (i) the Closing (as defined in the Larkspur Agreement) of the sale of the Hotel to Buyer, (ii) the deadline for Lotus to give the Partnership the Approval Notice (as defined pursuant to Section 5D of the Lotus Agreement as amended pursuant to Section 1 of this Conditional Agreement) if Lotus has failed to give the Approval Notice to the Partnership, or (iii) forty-five (45) days from the date of the Effective Date of the Lotus Agreement, and thereafter neither the Partnership nor Lotus will have any obligation whatsoever to the other with respect to the Hotel.

      4. Binding Effect and Authority. The signatory to this Conditional Agreement on behalf of each Party hereby each represents and warrants that such signatory has full right and authority to bind the respective parties hereto in the capacity indicated. This Conditional Agreement shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.

      5. Assignment. This Conditional Agreement and the rights hereunder may not be assigned except to successors in law.

      6. Further Assurances. Each Party shall, whenever and as often as it shall be reasonably requested so to do by another Party, execute, acknowledge and deliver, or cause to be executed acknowledged or delivered, any and all such further instruments and documents as may be necessary, expedient or proper to effectuate this Conditional Agreement.

      7. Attorneys' Fees. In the event any party hereto institutes any action or proceeding against the other party with regard to this Conditional Agreement, the prevailing party in such action shall be entitled to recover from the non-prevailing party, in addition to all of its other remedies permitted by law, all costs and expenses incurred by the prevailing party in connection therewith, including reasonable attorneys' fees and costs incurred in such action or proceeding (including on appeal).

      8. Choice of Law. This Conditional Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed in such State and without regard to conflicts of law doctrines, to the extent permitted by law.

      9. Counterparts; Facsimile Signatures. This Conditional Agreement and any amendment hereto may be executed in one or more counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective when a copy signed by each Party has been delivered to the other Party. The Parties agree that facsimile signatures of this Conditional Agreement shall be deemed a valid and binding execution of it.

                 [balance of this page intentionally left blank]

                                                        [signature page follows]

      IN WITNESS WHEREOF, the parties hereby execute this Conditional Agreement to Purchase and Sell Real Property as of the date first set forth above.

                              LOTUS HOSPITALITY, INC.

                              By:  /s/ GANENDRA SINGH
                                 -----------------------
                                    Ganendra Singh
                                    President

                              CASA MUNRAS HOTEL PARTNERS, L.P.
                              a California limited partnership

                              By:   Casa Munras GP, LLC
                                    a California limited liability company
                                    General Partner

                                    By:  /s/ JOHN F. ROTHMAN
                                        -----------------------
                                          John F. Rothman
                                          Managing Member

                                    By:  /s/ MAXINE YOUNG
                                        --------------------
                                          Maxine Young
                                          Managing Member